[DECHERT LLP LETTERHEAD]

March 22, 2013

VIA ELECTRONIC TRANSMISSION

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Russell Investment Company

File Nos. 002-71299 and 811-3153

Dear Sir or Madam:

Pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “Securities Act”), included herewith for filing on behalf of Russell Investment Company (the “Trust”) are exhibits containing Risk/Return Summary Information in Interactive Data Format for a Prospectus relating to twenty-three series of the Trust. The Prospectus was filed on March 1, 2013 pursuant to Rule 497(c).

No fees are required in connection with this filing. Please call me at (617) 728-7139 or John V. O’Hanlon at (617) 728-7111 if you have any questions.

Very truly yours,

/s/ Leah Schubert
Leah Schubert

cc:	John V. O’Hanlon

Mary Beth Rhoden